     As filed with the Securities and Exchange Commission on March 7, 1997

                                                     Registration No. 333-

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                              --------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                              --------------------

                          KLA INSTRUMENTS CORPORATION
           (Exact name of registrant as specified in its charter)

           DELAWARE                                04-2564110
   (State of Incorporation)            (I.R.S. Employer Identification No.)

                                 160 Rio Robles
                               San Jose, CA 95134
         (Address, including zip code, of principal executive offices)

                              --------------------

         SECOND AMENDED AND RESTATED 1981 EMPLOYEE STOCK PURCHASE PLAN
                            (Full Title of the Plan)

                              ---------------------

                                 Lisa C. Berry
                        Vice President, General Counsel
                          KLA INSTRUMENTS CORPORATION
                                 160 Rio Robles
                               San Jose, CA 95134
                    (Name and address of agent for service)
                                 (408) 468-4200
         (Telephone number, including area code, of agent for service)

                              ---------------------

                                    Copy to:
                            JUDITH M. O'BRIEN, ESQ.
                        WILSON SONSINI GOODRICH & ROSATI
                            Professional Corporation
                               650 Page Mill Road
                          Palo Alto, California 94304

==========================================================================================================

                                     CALCULATION OF REGISTRATION FEE

Title of Securities to        Amount to be     Proposed Maximum      Proposed Maximum         Amount of
    be Registered              Registered     Offering Price Per    Aggregate offering    Registration Fee
                                                  Share(1)               Price(1)
----------------------------------------------------------------------------------------------------------
Common Stock, $.001 par         800,000            $ 40.125            $ 32,100,000           $ 9,727.27
value, to be issued
upon exercise of
options granted under
the Restated 1981
Employee Stock Purchase
Plan
         Total                  800,000            $ 40.125            $ 32,100,000           $ 9,727.27

==========================================================================================================

(1) The Proposed Maximum Offering Price Per Share was estimated in accordance with Rule 457(c) under the Securities Act solely for the purpose of calculating the registration fee, based on the average of the high and low price of the Registrant's stock as reported in the Nasdaq National Market on March 6, 1997.

THE SECURITIES AUTHORITY OF THE STATE OF ISRAEL HAS EXEMPTED KLA INSTRUMENTS CORPORATION AND KLA INSTRUMENTS CORPORATION (ISRAEL) FROM THE REQUIREMENTS UNDER ISRAELI LAW TO OBTAIN A PERMIT WITH REGARD TO THIS FORM S-8. NOTHING IN THE EXEMPTION GRANTED SHALL BE CONSTRUED AS AUTHENTICATING THE MATTER CONTAINED IN THIS FORM S-8 OR AS AN APPROVAL OF THEIR RELIABILITY OR ACCURACY OR AN EXPRESSION OF AN OPINION AS TO THE QUALITY OF THE SECURITIES OFFERED HEREBY.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The contents of the Registrant's Registration Statement on Form S-8 (File No. 033-88662) filed with the Securities and Exchange Commission on June 28, 1995 is incorporated by reference in this Registration Statement.

ITEM 8.  EXHIBITS.

         See Exhibit Index.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on March 7, 1997.


                                        KLA INSTRUMENTS CORPORATION


                                        By:  /s/ Kenneth Levy
                                             --------------------------------
                                             Kenneth Levy
                                             Chairman and
                                             Chief Executive Officer

                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Kenneth Levy and Lisa C. Berry, and each of them, their true and lawful attorneys and agents, with full power of substitution, each with power to act alone, to sign and execute on behalf of the undersigned any amendment or amendments to this Registration Statement on Form S-8 and to perform any acts necessary in order to file such amendments, and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, or their or his or her substitutes, shall do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities
Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                          Title                                      Date
---------                                          -----                                      ----
/s/ Kenneth Levy                       Chief Executive Officer, Director and              March 7, 1997
-------------------------------        Chairman of the Board
Kenneth Levy                           (Principal Executive Officer)

/s/ Kenneth L. Schroeder               President, Chief Operating Officer and             March 7, 1997
-------------------------------        Director
Kenneth L. Schroeder

/s/ Robert J. Boehlke                  Vice President, Administration and Finance         March 7, 1997
-------------------------------        Chief Financial Officer
Robert J. Boehlke                      (Principal Financial and Accounting Officer)

/s/ Edward W. Barnholt                 Director                                           March 7, 1997
-------------------------------
Edward W. Barnholt

/s/ Leo J. Chamberlain                 Director                                           March 7, 1997
-------------------------------
Leo J. Chamberlain

/s/ Yoshio Nishi                       Director                                           March 7, 1997
-------------------------------
Yoshio Nishi

/s/ Samuel Rubinovitz                  Director                                           March 7, 1997
-------------------------------
Samuel Rubinovitz

/s/ Dag Tellefsen                      Director                                           March 7, 1997
-------------------------------
Dag Tellefsen

                          KLA INSTRUMENTS CORPORATION

                       REGISTRATION STATEMENT ON FORM S-8

                               INDEX TO EXHIBITS


  Exhibit
  Number                                 Description
  ------                                 -----------
    4.1          Certificate of Incorporation, as amended, of the Registrant is incorporated by reference to
                 Exhibit 3.1 to the Registrant's Registration Statement on Form S-3, dated February 2, 1994
                 (Commission File No. 0-9992)

    4.2          Bylaws, as amended, of the Registrant is incorporated by reference to Exhibit 3.2 to the
                 Registrant's Registration Statement on Form S-3, dated February 2, 1994 (Commission
                 File No. 0-9992)

    4.3          Amended and Restated Rights Agreement dated as of August 30, 1995 between the
                 Registrant and The First National Bank of Boston, as Rights Agent, is incorporated by reference to the Registrant's report on Form 8-A/A Amendment No. 1 to the Registration
                 Statement on Form 8-A (filed September 24, 1996, Commission File No. 0-9992)

    5.1          Opinion re legality

   10.75         Second Amended and Restated 1981 Employee Stock Purchase Plan, as amended on
                 November 18, 1996

   23.1          Consent of Counsel (included in Exhibit 5.1)

   23.2          Consent of Independent Accountants

   24.1          Power of Attorney (see Page II-3)